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                                                                Exhibit No. 10.4
                                                                ----------------

                                LOAN AGREEMENT


                                    between


                                  SWISSMETAL
                       UMS Swiss Metalworks Holding Ltd.
                                 CH-3006 Bern
                            (hereafter Swissmetal)


                                      and


                               Memry Corporation
                               57 Commerce Drive
                             Brookfield, CT 06804
                               (hereafter Memry)

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1.   From the sale of AMT Memry owes to Swissmetal a compensation payment of
     $455,650 due on October 31, 1998.

2.   Swissmetal agrees to convert this debt into a loan of the same amount.

3.   The loan is to be reimbursed on June 30, 2000 in full.

4. Interest on the loan is 1.25% per month payable monthly within 10 days after month end.

5. In case the interest payment schedule is not met the balance of the loan becomes immediately due and repayable within 10 days.


For SWISSMETAL                                          For Memry Corporation
UMS Swiss Metalworks Holding Ltd.


/s/                                                      /s/
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